UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 9, 2016

BioTime, Inc.
(Exact name of registrant as specified in its charter)

California	1-12830	94-3127919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1010 Atlantic Avenue, Suite 102
Alameda, California 94501
(Address of principal executive offices)

(510) 521-3390
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements made in this Report that are not historical facts may constitute forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those discussed. Such risks and uncertainties include but are not limited to those discussed in this report and in BioTime's other reports filed with the Securities and Exchange Commission. Words such as “expects,” “may,” “will,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions identify forward-looking statements.

Section 5 – Corporate Governance and Management

Item 5.07 - Submission of Matters to a Vote of Security Holders.

Our 2016 annual meeting of shareholders was held on June 9, 2016.  At the meeting our shareholders elected nine directors to serve until the next annual meeting and until their successors are duly elected and qualified. Our shareholders also (a) ratified the Board of Directors’ selection of OUM & Co. LLP as our independent registered public accountants to audit our financial statements for the current fiscal year, and (b) approved certain amendments to the Articles of Incorporation to increase the authorized number of our common shares from 125,000,000 shares to 150,000,000 shares.

There were 90,489,133 BioTime common shares outstanding and eligible to vote at the annual meeting as of April 27, 2016, the record date for determining shareholders entitled to vote at the meeting, and 73,011,212 shares, or 80.7% of the voting power, represented at the meeting, either in person or by proxy. The following tables show the votes cast by our shareholders and any abstentions with respect to the matters presented to shareholders for a vote at the meeting. Information is also provided as to broker non-votes. A “broker non-vote” occurs when a shareholder whose shares are held in “street name” in a brokerage account or similar account does not instruct the shareholder’s broker or other nominee in whose name the shares are registered how to vote on a matter as to which brokers and nominees are not permitted to vote without instructions from their client. Brokers were not permitted under applicable rules of the New York Stock Exchange and the NYSE MKT to vote in the election of directors, but were permitted to vote for approval of the appointment of our independent registered public accountants and the approval of the amendments to our Articles of Incorporation.

Election of Directors

Each of the following directors was elected by the following vote:

Nominee	Votes For	Votes Withheld
Deborah Andrews	45,957,463	587,273
Neal C. Bradsher	45,661,621	883,115
Stephen C. Farrell	45,946,081	598,655
Alfred D. Kingsley	45,264,329	1,280,407
Aditya P. Mohanty	45,961,230	583,506
Michael H. Mulroy	45,962,662	582,074
Angus C. Russell	46,259,403	285,333
David Schlachet	45,539,557	1,005,179
Michael D. West	46,068,967	475,769

In addition, there were 26,466,476 broker non-votes with respect to the election of directors.

Ratification of Appointment of Independent Registered Public Accountants

The appointment of OUM & Co. LLP as our independent registered public accountants for the fiscal year ending December 31, 2016 was ratified by the following vote:

Shares Voted
For	72,754,596
Against	177,282
Abstain	79,333

There were no broker non-votes on this matter.

Approval of Amendments to Our Equity Incentive Plan

The amendment of our Articles of Incorporation was approved by the following vote:

Shares Voted
For	70,693,910
Against	2,012,018
Abstain	305,284

There were no broker non-votes on this matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.

Date: June 14, 2016	By:	/s/ Russell Skibsted
Chief Financial Officer